SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 17, 2004

                                WIEN GROUP, INC.
               (Exact name of issuer as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


         333-862580                                      13-2614100
  (Commission File Number)                    (IRS Employer Identification No.)


525 Washington Blvd., Jersey City, New Jersey              07310
  (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (201) 216-0096

             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.  CHANGES IN CONTROL OF REGISTRANT.
         --------------------------------

         On March 17, 2004, Alan Hirsch resigned as an officer and director of Issuer. The Issuer's Board of Directors accepted Mr. Hirsch's resignation and is engaged in the process of finding a candidate to replace Mr. Hirsch as a member of the Issuer's Board of Directors.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         ------------------------------------

         NOT APPLICABLE

Item 3.  BANKRUPTCY OR RECEIVERSHIP.
         --------------------------

         NOT APPLICABLE

Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS
         ---------------------------------------------

         NOT APPLICABLE

Item 5.  OTHER EVENTS.
         ------------

         NOT APPLICABLE

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.
         --------------------------------------

         NOT APPLICABLE

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         NOT APPLICABLE

Item 8.  CHANGE IN FISCAL YEAR.
         ---------------------

         NOT APPLICABLE

Item 9.  REGULATION FD DISCLOSURE
         ------------------------

         NOT APPLICABLE

Item 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS
         ---------------------------------------------

         NOT APPLICABLE

Item 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
         PLANS
         -------------------------------------------------------------------

         NOT APPLICABLE

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
         ---------------------------------------------

         NOT APPLICABLE


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WIEN GROUP, INC.,
                                        A New York corporation (Registrant)



Date: March 31, 2004                    By: /S/ STEPHEN S. WIEN
                                           -------------------------------------
                                            STEPHEN S. WIEN, Chief Executive
                                            Officer

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